SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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BANK BUILDING CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE TO HOLDERS OF SHARES OF COMMON STOCK OF

BANK BUILDING CORPORATION

1300 KINGS MOUNTAIN ROAD

MARTINSVILLE, VIRGINIA 24112

NOTICE IS HEREBY GIVEN that pursuant to its Bylaws and call of its Directors, the 2007 Annual Meeting of Shareholders of BANK BUILDING CORPORATION, Martinsville, Virginia will be held at the Bank Services of Virginia Operations Center, 320 College Drive, Martinsville, Virginia, on Tuesday, December 11, 2007 at 1:00 p.m., for the following purposes:

1.	To fix the number of Directors to be elected at 5.

2.	To elect the 5 persons listed in the proxy statement dated November 15, 2007 to serve as Directors of the Company until the 2008 Annual Meeting of Shareholders.

3.	To transact such other business as may be properly brought before the meeting or any adjoinment thereof. The Board of Directors at present knows of no other business to be presented at the meeting.

Only those shareholders of record at the close of business on November 13, 2007 shall be entitled to notice of the meeting and to vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Worth Harris Carter, Jr.
Chairman of the Board and President

November 15, 2007

Please complete, sign, date and return the enclosed proxy in the accompanying envelope so that your shares will be represented at the meeting. Shareholders attending the meeting in person may request to revoke their proxies and vote in person on all matters that are considered at the meeting.

BANK BUILDING CORPORATION

1300 KINGS MOUNTAIN ROAD

MARTINSVILLE, VIRGINIA 24112

PROXY STATEMENT

FIRST MAILED NOVEMBER 15, 2007

FOR THE 2007 ANNUAL MEETING OF SHAREHOLDERS

This proxy statement is furnished in connection with the solicitation of the proxies to be used at the 2007 Annual Meeting of Shareholders of Bank Building Corporation, Martinsville, Virginia (the “Company”) to be held at 1:00 p.m., on December 11, 2007 at the Bank Services of Virginia Operations Center, 320 College Drive, Martinsville, Virginia.

Proxies in the form enclosed herewith are solicited by the Board of Directors of the Company. In addition to the solicitation of proxies by this proxy statement and the accompanying letter, officers and regular employees of the Company may solicit proxies from shareholders in person or by telephone or by mail, acting without any compensation. The cost of soliciting proxies will be borne by the Company.

If the enclosed proxy is properly signed and returned to the Company, the shares represented thereby will be voted at the annual meeting in accordance with the specifications made on the proxy. When no choice is indicated, the proxy will be voted “FOR” the adoption of the proposals described in the enclosed proxy. Any proxy given pursuant to this solicitation may be revoked at any time prior to the voting by submitting a subsequently dated proxy or by delivering a notification of revocation in writing to the Board, or by attending the meeting and requesting to vote the shares in person.

The number of shares of common stock outstanding and entitled to vote at the 2007 Annual Meeting of Shareholders is 398,244 as of the record date. Only those shareholders of record at the close of business November 13, 2007 shall be entitled to vote at the meeting.

A majority of the shares entitled to be voted, represented in person or by proxy, will constitute a quorum for the transaction of business at the meeting. Each share is entitled to one vote upon each matter to be presented at the meeting.

With regard to the election of Directors, votes may be cast in favor or withheld. If a quorum is present, the nominees receiving the greatest number of the votes cast (even if less than a majority) will be elected Directors; therefore, votes withheld will have no effect. Each shareholder has the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are Directors to be elected, but does not have the right to cumulate his votes in election of directors.

Approval of any other matter, including the proposal to fix the number of Directors, requires the affirmative vote of a majority of the shares cast on the matter. Thus, although abstentions and broker non-votes (shares held by customers which may be voted on certain matters but not on other matters because the broker has not received specific instructions from the customers) are counted for purposes of determining the presence or absence of a quorum for the transaction of business, they are generally not counted for purposes of determining whether such a proposal has been approved, and therefore have no effect.

PROPOSAL 1

FIXING NUMBER OF DIRECTORS

The Bylaws of the Company provide that the Company’s Board of Directors shall consist of a minimum of three Directors. The number of Directors was set at 5 as of the last annual meeting of shareholders.

A proposal will be offered at the meeting to establish the number of Directors to be elected at 5. It is the intent of the Persons named in the proxy, unless otherwise directed therein, to vote “FOR” the proposal establishing the number of Directors at 5.

PROPOSAL 2

ELECTION OF DIRECTORS

A proposal will be offered at the meeting to elect the persons named below to the Board of Directors to serve until the 2008 Annual Meeting of Shareholders or until their successors have been elected and qualified. Each of the nominees is a current member of the Board of Directors. The Company’s Board of Directors believes that the nominees will be available and able to serve as Directors if elected, but if any of these nominees becomes unavailable or unable to serve, the Persons named in the proxy may exercise discretionary authority to vote for a substitute proposed by the Company’s Board of Directors.

It is the intent of the Persons named in the proxy, unless otherwise directed therein, to vote “FOR” the election of the following nominees: Director

Name and Business Experience	Age	Since
Carter, Worth Harris, Jr.	70	1988
Chairman of the Board and President
Chairman of the Board and President of Carter Bank & Trust from December 29, 2006 to present;
Chairman of the Board of First National Bank since 1976, President since 1986 until the Merger;
Chairman of the Board and President of First National Exchange Bank since 1998 until the Merger;
Chairman of the Board and President of Patrick Henry National Bank since 1977 until the Merger;
Chairman of the Board of Peoples National Bank since 1976, President since 1981 until the Merger;
Chairman of the Board of Blue Ridge Bank since 1982, President since 2004 until the Merger;
Chairman of the Board and President of Community National Bank since 1985 until the Merger;
Chairman of the Board and President of Central National Bank since 1996 until the Merger;
Chairman of the Board and President of Mountain National Bank since 1996 until the Merger;
Chairman of the Board and President of Shenandoah National Bank since 1996 until the Merger;
Chairman of the Board and President of Patriot Bank since 1996 until the Merger;
Chairman of the Board and President of Mortgage Company of Virginia since 1984;
Chairman of the Board and President of Bank Services of Virginia, Inc. since 1984;
Chairman of the Board and President of Bank Services Insurance, Inc. since 2003;
Chairman of the Board and President of Coresoft, Inc. since 2004;
Manager of Blackstone Properties, L.L.C. since 1998.
Conner, Robert W.	67	1995

Robert W. Conner is and has been Clerk of the Circuit Court of Halifax County for more than five years. He served as a Director of Community National Bank, South Boston, Virginia since 1985 until the Merger. He serves as a Director of Carter Bank & Trust. He has served on the Boards of Directors of both Bank Services of Virginia, Inc. and Mortgage Company of Virginia.

Name and Business Experience	Age	Director Since
Hall, Charles E.	65	1995

Charles E. Hall is and has been a farmer for more than five years. He served on the Board of Directors of Blue Ridge Bank, N.A., Floyd, Virginia since 1978 until the Merger. He serves as a Director of Carter Bank & Trust. He has served on the Boards of Directors of both Bank Services of Virginia, Inc. and Mortgage Company of Virginia.

Prillaman, Haller G.	74	1995

Haller G. Prillaman has been President of Prillaman Brothers, Inc., Martinsville, Virginia for more than five years. He served as a Director of Patrick Henry National Bank, Bassett, Virginia, since 1976 and Director of Mountain National Bank, Galax, Virginia, since 1996 until the Merger. He serves as a Director of Carter Bank & Trust. He has served on the Boards of Directors of both Bank Services of Virginia, Inc. and Mortgage Company of Virginia.

Williams, R.E.	73	1995

R. E. Williams is retired. Previously he was President of Dry Fork Milling Company, Inc. Danville, Virginia for more than five years. He served as a Director of Peoples National Bank, Danville, Virginia since 1977, and of Central National Bank, Lynchburg, Virginia, and of Patriot Bank since 1996 until the Merger. He serves as a Director of Carter Bank & Trust. He has served on of Directors of both Bank Services of Virginia, Inc.and Mortgage Company of Virginia.

The Board of Directors is not aware of any family relationship between any Director, executive officer or person nominated by the Company to become a Director; nor is the Board of Directors aware of any involvement in legal proceedings that would be material to an evaluation of the ability or integrity of any Director, executive officer or person nominated to become a Director.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows as of November 13, 2007, the beneficial ownership of the Company’s common stock of each Director, the executive officer identified in the Summary Compensation Table and the Company’s Directors and executive officers as a group. To the Company’s knowledge, Mr. Carter is the Company’s only shareholder beneficially holding more than 5% of the Company’s outstanding common stock. As of November 13, 2007, the Company’s Directors and executive officers as a group, beneficially owned 52,207 shares (or 13.11%) of the Company’s outstanding common stock.

Name	Amount and Nature of Beneficial Ownership (1)(2)(3)		Ownership as a Percentage of Common Stock Outstanding
Worth Harris Carter, Jr.	46,428	(4)	11.66%
Robert W. Conner	900	(5)	0.23%
Charles E. Hall	123	(6)	0.03%
Haller G. Prillaman	3,470		0.87%
R.E. Williams	1,156		0.29%
All Directors and Executive Officers as a Group (6 persons)(7)	52,207		13.11%

(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days.

(2)	Includes shares held by affiliated corporations, spouses, minor or dependent children, relatives individual’s home, and shares held as custodian or trustee.

(3)	Unless otherwise indicated, the shares listed in the table represent sole voting and investment power.

(4)	Includes the following shares with respect to which Mr. Carter is deemed to be the beneficial owner: 4,714 shares held by Mr. Carter as custodian for his children and grandchildren, 363 shares held in the Non-Qualified Profit-Sharing Plan of Carter Bank & Trust, and 538 shares held by C & C Realty of which Mr. Carter is President and 50% owner.

(5)	Includes 839 shares with respect to which Mr. Conner shares voting and investment power.

(6)	Includes 41 shares with respect to which Mr. Hall shares voting and investment power.

(7)	Includes shares held by Jane Ann Davis, Secretary and Treasurer of the Company.

The Company knows of no arrangements, including any pledge by any person of securities of the Company, which may at a subsequent date result in a change in control of the Company.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and certain of its officers to file reports with the Securities and Exchange Commission indicating their holdings of, or transactions in, the Company’s equity securities. Based on a review of these reports and written representations furnished to the Company, the Company believes that, during fiscal year 2006, its directors and officers complied with all Section 16(a) filing requirements.

EXECUTIVE COMPENSATION

The Company does not have any paid employees or directors. All of its accounting, other professional services, record keeping and other operational needs are met by other organizations on a fee-for-service basis. It is contemplated that such fees will be based on time expended plus reimbursable expenses. It is anticipated that such costs and expenses will be covered by the lease payments from the lease of the bank branches. Currently, Bank Services of Virginia, Inc. provides these services for the Company. Bank Services of Virginia, Inc. is a bank service corporation owned by Carter Bank & Trust. Mr. Carter also serves as Chairman of the Board and President of Carter Bank & Trust.

Mr. Worth Harris Carter, Jr., Chairman of the Board and President, serves as the Chief Executive Officer of the Company, but receives no direct compensation from the Company for these services. During 2006, no executive officer of the Company earned compensation in excess of $100,000.

The Company does not have any equity compensation plans or employment or change in control agreements.

DIRECTOR COMPENSATION

The Directors receive no compensation for Board service or for committee meetings attended. The Company does reimburse the Directors for their mileage for travel to the meetings.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors held one meeting during 2006. The Board of Directors does not have any standing committees. All committee business was handled by the full Board of Directors during regular Board meetings during 2006. All of the Directors attended 100% of the meetings held during the year.

The Company does not have a formal policy regarding Directors’ attendance at the annual meetings of the Company’s shareholders, although all Directors are encouraged to attend and historically more than a majority have done so. All five of the Company’s current Directors attended the Company’s 2006 Annual Meeting of Shareholders.

The Board of Directors has determined that all of the Directors, with the exception of Chairman of the Board and President Carter, are “independent” in accordance with the listing standards of the NASDAQ Stock Market (NASDAQ). The entire Board of Directors functions as the Company’s Audit Committee and in this capacity met once in 2006.

The Company’s Board of Directors does not have a separate Nominating Committee or Nominating Committee Charter. The Board of Directors does not believe that it is necessary to have a Nominating Committee because it believes that the functions of a Nominating Committee can be adequately performed by the Board of Directors as a whole.

All of the current Directors have served on the Company’s Board since at least 1995. Generally, however, nominees for Director are identified and suggested by the members of the Board or management using their business networks. The Board has not retained any executive search firms or other third parties to identify or evaluate Director candidates in the past and does not intend to in the near future. In selecting a nominee for Director, the Board considers the following criteria:

•

whether the nominee has the personal attributes for successful service on the Board, such as demonstrated character and integrity; an ability to work effectively with others; and sufficient time to devote to the affairs of the Company;

•	whether the nominee has broad-based knowledge about, and is recognized and respected in, the Company’s local service areas;

•

whether the nominee, by virtue of particular experience, technical expertise or specialized skills or contacts relevant to the Company’s current or future business, will add specific value as a Board member; and

•	whether there are any other factors related to the ability and willingness of a new nominee to serve or an existing Board member to continue his service.

The Board has not established any specific minimum qualifications that a candidate for Director must meet in order to be recommended for Board membership. Rather the Board will evaluate the mix of skills and experience that the candidate offers, consider how a given candidate meets the Board’s current expectations with respect to each such criterion and make a determination regarding whether a candidate should be recommended to the shareholders for election as a Director.

While there are no formal procedures for shareholders to submit director recommendations, in its capacity as the nominating committee, the Board of Directors will consider candidates recommended by shareholders in writing. Such written submissions should include the name, address, and telephone number of the recommended candidate, along with a brief statement of the candidate’s qualifications to serve as a Director. All such shareholder recommendations should be submitted to the attention of the Secretary/Treasurer, Bank Building Corporation, 1300 Kings Mountain Road, Martinsville, Virginia 24112, and must be received at least 90 days before the next annual election of directors in order to give the Board of Directors adequate time to consider the recommendation before the proxy statement for the meeting is printed and mailed. Director candidates referred by shareholders will be considered on the same basis as Director candidates referred from other sources.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Company does not have a formal process for shareholders to send communications to the Board of Directors. Shareholders who wish to contact the Board of Directors or any of its members may do so by addressing their written correspondence to Board of Directors, Bank Building Corporation, c/o Secretary/Treasurer, 1300 Kings Mountain Road, Martinsville, Virginia 24112. Correspondence directed to an individual Board member will be referred, unopened, to that member. Correspondence not directed to a particular Board member will be referred, unopened, to the Chairman of the Board.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The principal business activity of the Company is to acquire and develop property for lease as bank offices to Carter Bank & Trust (the Bank). Carter Bank & Trust commenced business on December 29, 2006, with the concurrent merging of the following ten banks: Blue Ridge Bank, National Association, Floyd, Virginia; Central National Bank, Lynchburg, Virginia; Community National Bank, South Boston, Virginia; First National Bank, Rocky Mount, Virginia; First National Exchange Bank, Roanoke, Virginia; Mountain National Bank, Galax, Virginia; Patrick Henry National Bank, Bassett, Virginia; Patriot Bank, National Association, Fredericksburg, Virginia; Peoples National Bank, Danville, Virginia; and Shenandoah National Bank, Staunton, Virginia. Mr. Carter, Chairman of the Board and President of the Company also serves as Chairman of the Board and President of Carter Bank & Trust.

At December 31,2006 and 2005, the Company had outstanding mortgage loans with the Bank totaling $28,788,961 and $29,757,426, respectively. The Company is directly obligated on these loans, and mortgage loans are not obtained (or guaranteed) from the Bank. No mortgage loans were obtained from the Banks in 2006; principal payments on these loans were $968,464 for 2006 and $985,132 for 2005. The Company also leases branch-banking locations to the Bank. Lease income received from the Bank was $2,761,592 in 2006, and $2,641,855 in 2005.

The Company had accrued interest to the Bank of $196,452 at December 31,2006 and $187,773 at December 31, 2005. Total interest expense paid to the Banks by the Company was $2,275,686 for 2006, and $2,139,285 for 2005.

At December 31, 2006, the Company had a demand note to Carter Bank & Trust for $475,000 at 8% interest entered into on December 29, 2006 and a note for $90,000 payable to the Mortgage Company of Virginia’s non-qualified plan for the benefit of the President at 8% entered into on November 29,2006. The Company had a demand note payable to the President at December 31,2005 of $25,000 at 6% interest entered into on December 19, 2005 paid in full on September 15,2006 and a demand note payable entered into on September 15, 2006 for $300,000 at 8% interest paid in full on December 28,2006. The Company entered into a demand note payable to Patrick Henry National Bank (merged into Carter Bank & Trust) on September 29, 2006 for $75,000 at 8% and was paid in full on November 17,2006. These funds were used for operations.

AUDIT COMMITTEE REPORT OF THE BOARD OF DIRECTORS

The entire Board of Directors functions as the Company’s Audit Committee and in this capacity met one time in 2006. The functions of the Board in its capacity as the Audit Committee are focused on three areas.

•	the adequacy of the Company’s internal controls and financial reporting process and the reliability of the financial statements;

•	the independence and performance of the Company’s internal auditors and independent auditors; and

•	the Company’s compliance with legal and regulatory requirements.

In its capacity as the Audit Committee, the Board met with management to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. The Board discussed these matters with the Company’s independent auditors and with appropriate financial personnel and internal auditors. The Board also reviewed the performance of the independent auditors and their independence from management.

All of the Directors who serve as the Company’s Audit Committee, with the exception of Chairman of the Board and President Carter, are “independent” in accordance with the NASDAQ listing standards.

The Board has not adopted a written charter setting forth the responsibilities and authority of the Board in its capacity as the Audit Committee. Although Mr. Carter is not independent under the NASDAQ listing standards, the Board has determined that Mr. Carter possesses the knowledge and experience required to be considered an audit committee financial expert. The Board of Directors believes that all of the Company’s directors possess the financial knowledge and expertise necessary to protect the Company’s shareholders in performing the functions of the Audit Committee. Management has primary responsibility for the Company’s financial statements and the overall reporting process, including the Company’s system of internal controls.

The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those statements fairly present the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles and discuss with the Board any issues they believe should be raised with us.

In its capacity as the Audit Committee, the Board reviewed the Company’s audited financial statements and met with both management and Goodman & Company, L.L.P., the Company’s independent auditors, to discuss those financial statements. Management has represented to the Board that the financial statements were prepared in accordance with generally accepted accounting principles.

In its capacity as the Audit Committee, the Board has received from and discussed with Goodman & Company the written disclosure and the letter required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees) relating to that firm’s independence from the Company. The Board also discussed with Goodman & Company the matters required to be discussed by Statement on Auditing Standard No. 61 (Communication with Audit Committees).

Based on these reviews and discussions, the Board determined that the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31,2006 for filing with the Securities and Exchange Commission (SEC).

Directors

Worth Harris Carter, Jr.

Robert W. Conner             Charles E. Hall

Haller G. Prillaman             R .E. Williams

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Goodman & Company, L.L.P. served as the Company’s independent public auditors for the year ended December 31, 2006, and has been selected by the Board to serve as the Company’s independent public auditors for the year ending December 31, 2007. A representative of Goodman & Company will be present at the Annual Meeting and will be given the opportunity to make a statement and respond to appropriate questions from shareholders.

The following table presents the fees for professional audit services rendered by Goodman & Company for the audit of the Company’s annual financial statements for the years ended December 31,2006 and 2005, and fees billed for other services rendered by Goodman & Company during those periods. All services reflected in the following fee table for 2006 and 2005 were pre-approved in accordance with the policy of the Board of Directors in its capacity as the Audit Committee

	Year Ended December 31,
	2006	2005
Audit fees[1]	$14,480	$40,190
Audit-related fees	—	—
Tax fees[2]	1,875	1,710
All other fees	—	—

Total fees	$16,355	$41,900

(1)	Audit fees consist of audit and review services, consents and review of documents to be filed with the SEC. The decrease in audit fees billed to the Company from 2005 to 2006 was principally attributable to additional professional services rendered in connection with the review during 2005 of multiple delinquent periodic reports that were subsequently filed in the second quarter of 2006.

(2)	Tax fees consist of preparation of federal and state tax returns and consultation concerning tax compliance issues.

In its capacity as the Audit Committee, the Board of Directors considered the compatibility of the non-audit-related services performed by and fees paid to Goodman & Company in 2006 and 2005, and the proposed non-audit-related services and proposed fees for 2007 and determined that such services and fees are compatible with the independence of Goodman & Company as the Company’s independent auditors.

Also in its capacity as the Audit Committee, the Board of Directors pre-approves all audit (including audit-related) and permitted non-audit services to be performed by the independent auditors. The Board of Directors annually approves the scope and fee estimates for the year-end audit to be performed by the Corporation’s independent auditors for the fiscal year. With respect to other permitted services, the Board of Directors pre-approves specific engagements, projects and categories of services on a fiscal year basis, subject to individual project and annual maximums.

OTHER BUSINESS

As of the date of this proxy statement, management of the Company has no knowledge of any matters to be presented for consideration at the Annual Meeting other than the proposals referred to above. If any other matters properly come before the Annual Meeting, the Persons named in the accompanying proxy intend to vote such proxy, to the extent entitled, in accordance with the recommendations of the Board of Directors.

SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

If any shareholder intends to have a proposal considered for inclusion in the Company’s proxy materials for the 2008 Annual Meeting of Shareholders, the proposal must be in proper form in accordance with the federal proxy rules and must be received by the Secretary/Treasurer, at the Company’s principal office in Martinsville, Virginia no later than August 1,2008. If any shareholder intends to present a proposal at the 2008 Annual Meeting of Shareholders but does not seek to have the proposal included in the Company’s proxy materials for the meeting, the proposal must be received by the Secretary/Treasurer, at the Company’s principal office in Martinsville, Virginia no later than October 15, 2008. If the date of the 2008 Annual Meeting changes by more than 30 days from the date of the 2007 Annual Meeting, the deadline for submitting shareholder proposals in either case will be a reasonable time before the Company begins to print and mail its proxy materials for the 2008 Annual Meeting.

By Direction of the Board of Directors

Worth Harris Carter, Jr.
Chairman of the Board and President

November 15,2007

A copy of the Company’s Annual Report on Form 10-KSB (including exhibits) as filed with the Securities and Exchange Commission for the year ended December 31,2006, will be furnished without charge to shareholders upon written request to Secretary/Treasurer, Bank Building Corporation, 1300 Kings Mountain Road, Martinsville, Virginia 24112.

ANNUAL MEETING OF SHAREHOLDERS OF

BANK BUILDING CORPORATION

1300 Kings Mountain Road

Martinsville, Virginia 24112

December 11, 2007

KNOW ALL MEN BY THESE PRESENT THAT I, the undersigned Shareholder of BANK BUILDING CORPORATION, MARTINSVILLE, VIRGINIA, (“the Company”), do hereby nominate and appoint Robert W. Conner, Charles E. Hall, and R. E. Williams, or _______________________________________________, or any of them (with full power to act alone), my true and lawful attorney(s) with full power of substitution for me, and in my name, place and stead to vote all of the Common Stock of the Company, standing in my name on its stock transfer books on November 13, 2007, at the Annual Meeting of its Shareholders to be held at the Bank Services of Virginia Operations Center, 320 College Drive, Martinsville, Virginia, December 11, 2007 at 1:00 p.m., or at any adjournment thereof with all the powers the undersigned would possess if personally present, as follows:

1.	Fixing the number of Directors to be elected at 5.

☐ FOR                ☐ AGAINST                ☐ ABSTAIN

2.	The election of 5 Directors to serve until the 2008 Annual Meeting of Shareholders, or until their successors are elected.

☐ FOR all nominees listed below (except as marked to the contrary)

☐ WITHHOLD AUTHORITY to vote for all nominees listed below

(TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE THROUGH THE NOMINEE’S NAME IN THE LIST BELOW)

Nominees:         Worth Harris Carter, Jr.        Robert W. Conner        Charles E. Hall        Haller G. Prillaman        R. E. Williams

(See other side)

3.	The Board of Directors at present knows of no other business to be presented at the Annual Meeting.

The undersigned hereby acknowledges receipt of the Company’s Proxy Statement dated November 15, 2007 and hereby revokes all proxies previously given. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. The Board of Directors recommends a vote “FOR” Proposal 1 and “FOR” all of the director nominees. The Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted “FOR” Proposal 1 and “FOR” all director nominees, and according to the recommendations of the Board of Directors on any other matters that may properly come before the meeting or any adjournment thereof.

In Witness Whereof, I have hereunto set my hand this __________ day of _______________________, 2007.

________________________________(SEAL)

________________________________(SEAL)

            (Signature of Shareholder(s))

When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.